UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 23, 2016

Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	000-51904	71-0682831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

(501) 339-2929

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 23, 2016, Home BancShares, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Stephens Inc. (the “Underwriter”) and John W. Allison, the Chairman of the Company’s board of directors and the selling shareholder named therein (the “Selling Shareholder”), for the sale in an underwritten secondary public offering of 2,650,000 shares of the Company’s common stock owned by the Selling Shareholder. The Company is not selling any shares in the offering and will not receive any of the proceeds from the sale of its common stock by the Selling Shareholder.

The offering is being made pursuant to the Company’s effective Registration Statement on Form S-3 (File No. 333-208307) (the “Registration Statement”), as supplemented by a preliminary prospectus supplement dated September 22, 2016 and a final prospectus supplement dated September 23, 2016.

The Underwriting Agreement contains customary representations, warranties, and covenants that are valid as among the parties as of the dates set forth in the Underwriting Agreement but are not factual information to investors about the Company. The closing of the sale of the common stock is expected to occur on September 28, 2016.

From time to time, the Underwriter and/or its respective affiliates have directly and indirectly engaged, or may engage, in various financial advisory, investment banking and commercial banking services for the Company and its affiliates, for which they received, or may receive, customary compensation, fees and expense reimbursement.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 23, 2016, the Company issued a press release announcing that the Selling Shareholder had priced the offering described in Item 1.01. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the offering described in Item 1.01, the following exhibits are being filed with this Current Report on Form 8-K to be incorporated by reference into the Registration Statement: (i) the opinion of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C. as to the legality of the shares of common stock (Exhibit 5.1), and (ii) the consent of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C. (Exhibit 23.1).

Item 9.01 Financial Statements and Exhibits.

    (d)  Exhibits

1.1	Underwriting Agreement, dated September 23, 2016, among Home BancShares, Inc., Stephens Inc. and the Selling Shareholder named therein

5.1	Opinion of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C.

23.1	Consent of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C. (contained in its opinion filed as Exhibit 5.1)

99.1	Press Release: Home BancShares, Inc. Announces Pricing of Secondary Offering by Selling Shareholder

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.
(Registrant)

Date: September 23, 2016	/s/ Jennifer C. Floyd
Jennifer C. Floyd Chief Accounting Officer